SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  July 19, 2002


                            NewPower Holdings, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)

 Delaware                               1-16157             52-2208601
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(State or Other Jurisdiction            (Commission        (IRS Employer
of Incorporation)                        File Number)       Identification No.)


One Manhattanville Road, Purchase, New York                   10577
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code: (914) 697-2100





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Item 2.  Acquisition of Disposition of Assets.

         Beginning on July 19, 2002, NewPower Holdings, Inc. (the "Company") has consummated various sales of customer portfolios and related assets of the Company. On July 19, 2002, Southern Company acquired the Company's Georgia customers' contracts, customer care and billing systems, risk management systems, and the accounts receivable and natural gas inventory associated with this customer portfolio, for an aggregate purchase price of approximately $58 million. On July 31, 2002, Energy America LLC, a subsidiary of Centrica plc, acquired substantially all the Company's customers in Ohio and Pennsylvania and other specified assets including inventory, and certain computer systems relating to the customers being acquired, for an aggregate purchase price of approximately $23 million. On July 25 and August 1, 2002, Interstate Gas Supply, Inc. and Dominion Retail, Inc., respectively, acquired certain of the Company's customers in Ohio, Pennsylvania and Michigan for an aggregate purchase price of approximately $1.3 million. The final purchase price for each of these transactions (except Interstate) is subject to certain post-closing adjustments.

         The Company previously issued a press release dated June 19, 2002 announcing that it had entered into the asset purchase agreement with Southern Company. The June 19, 2002 press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The Company previously issued a press release dated July 15, 2002 announcing that the United States Bankruptcy Court for the Northern District of Georgia had approved the various sales of the customer portfolios and related assets of the Company to Southern Company, Energy America LLC, Interstate Gas Supply, Inc. and Dominion Retail, Inc., respectively. The July 15, 2002 press release issued by the Company is attached hereto as Exhibit
99.2 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibit No.   Description.


         99.1   Press Release of the Company dated June 19, 2002.

         99.2   Press Release of the Company dated July 15, 2002.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  August 6, 2002


                                         NEWPOWER HOLDINGS, INC.


                                         By: /s/ Marc E. Manly
                                             ----------------------------------
                                             Name:   Marc E. Manly
                                             Title:  Managing Director, Law and
                                                     Government Affairs



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                                 EXHIBIT INDEX

                  The following exhibits are filed herewith:


Exhibit No.                            Description
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99.1     Press Release of the Company dated June 19, 2002.

99.2     Press Release of the Company dated July 15, 2002.


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